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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Stockholders
Viatel, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Selected Consolidated Financial Data" and "Experts" in the registration statement.

                                            /s/ KPMG LLP


New York, New York
June 3, 1999